SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 25, 2002

Oplink Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31581	77-0411346
(Commission File No.)	(IRS Employer Identification No.)

3469 North First Street
San Jose, CA 95134
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:    (408) 433-0606

Item 5.    Other Events.

On Monday, July 29, 2002, Oplink’s Chief Executive Officer, Fred Fromm, will join Paul Engle, Chief Executive Officer of Avanex Corporation (“Avanex”), in a conference call with the financial community. Mr. Engle will begin the call at 4:30 p.m. EDT to discuss Avanex’s fourth-quarter earnings. Following this discussion, Mr. Fromm will join Mr. Engle on the conference call to address the merger of Oplink and Avanex.

The number for the conference call is 888-935-0259. The password is “Photonics.” A replay of the conference call will be available through August 5 at 402-998-1437.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OPLINK COMMUNICATIONS, INC.

Dated:    July 25, 2002
By:    /s/    FREDERICK FROMM
Frederick Fromm
President and Chief Executive Officer

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